UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 9, 2004

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

ITEM 5. Other Events
ITEM 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Underwriting Agreement
Opinion and Consent of Vinson & Elkins L.L.P.
Consent of KPMG
Consent of DeGolyer and MacNaughton
Consent of H.J. Gruy
Consent of Wright & Company

i

ITEM 5. OTHER EVENTS

     On June 10, 2004, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated June 9, 2004, to the Prospectus, dated September 24, 1999, pursuant to Registration Statement Nos. 333-76837 and 333-116326. The Exhibits filed herewith are filed as part of such Registration Statement.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

Exhibit
Number	Description
1.1	Underwriting Agreement
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of KPMG
23.2	Consent of DeGolyer and MacNaughton
23.3	Consent of H.J. Gruy and Associates, Inc.
23.4	Consent of Wright & Company, Inc.
23.5	Consent of Vinson & Elkins L.L.P. (set forth in their opinion filed as Exhibit 5.1)

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
	By:	/s/ ROGER S. MANNY
Roger S. Manny
June 10, 2004		Chief Financial Officer Date:

3

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of KPMG
23.2	Consent of DeGolyer and MacNaughton
23.3	Consent of H.J. Gruy
23.4	Consent of Wright & Company
23.5	Consent of Vinson & Elkins L.L.P. (set forth in their opinion filed as Exhibit 5.1)